UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 2, 2006

(Date of earliest event reported)

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1200 East Algonquin Road, Elk Grove Township, Illinois 60007

(Address of principal executive offices)

(847) 700-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                           Other Events.

On August 2, 2006, UAL Corporation (the “Company”) issued a press release announcing that certain executive officers of the company have established pre-arranged personal stock trading plans with a brokerage firm in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the company’s insider trading policies. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  Sales of shares pursuant to the stock trading plans will be reported through Form 144 and Form 4 filings with the Securities and Exchange Commission.

Item 9.01                           Financial Statements and Exhibits.

(d)	Exhibits	Description

	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Paul R. Lovejoy
Name:	Paul R. Lovejoy
Title:	Senior Vice President, General
Counsel & Secretary

Dated:  August 2, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release

* Filed herewith electronically.